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                                                                  EXHIBIT 10.2.7

                        ASSIGNMENT AND SECURITY AGREEMENT

     THIS ASSIGNMENT AND SECURITY AGREEMENT (this "Assignment Agreement"), dated as of March 8, 2002, made by CALPINE CORPORATION, a Delaware corporation (the "Grantor"), in favor of THE BANK OF NOVA SCOTIA, as administrative agent (together with any successors thereto in such capacity, the "Agent") for each of the Lender Parties (as defined below).

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Credit Agreement, dated as of even date herewith (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Grantor, the various commercial lending institutions (individually a "Lender" and collectively the "Lenders") as are, or may from time to time become, parties thereto and the Agent, the Lenders have extended Commitments to the Grantor; and

     WHEREAS, as a condition precedent to the effectiveness of the Credit Agreement, the Grantor is required to execute and deliver this Assignment Agreement; and

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Assignment Agreement; and

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loans) to the Grantor and issue Letters of Credit for the account of the Grantor pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Lender Party, as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Assignment Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Agent" is defined in the preamble.

     "Assigned Agreement" is defined in Section 2.1.

     "Assignment Agreement" is defined in the preamble.

     "Calpine Gilroy" means Calpine Gilroy Cogen L.P., a Delaware limited partnership.

     "Collateral" is defined in Section 2.1.

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     "Credit Agreement" is defined in the first recital.

     "Grantor" is defined in the preamble.

     "Lender" is defined in the first recital.

     "Lender Party" means, as the context may require, any Lender or the Agent and each of its respective successors, transferees and assigns.

     "Lenders" is defined in the first recital.

     "Secured Obligations" is defined in the Section 2.2.

     "U.C.C." means the Uniform Commercial Code, as in effect in the State of Delaware.

     SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Assignment Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

     SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Assignment Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                ASSIGNMENT, ETC.

     SECTION 2.1. Assignment. The Grantor hereby collaterally assigns to the Agent for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Agent for its benefit and the ratable benefit of each of the Lender Parties a security interest in, all of the Grantor's right, title and interest, whether now existing or hereafter arising or acquired, in and to the following (the "Collateral"): Purchase Agreement, between Calpine Corporation and Calpine Gilroy Cogen L.P., a Delaware limited partnership, dated as of March 8, 2002, as it may be amended or otherwise modified from time to time (as so amended or modified, the "Assigned Agreement"), including, without limitation,

          (a) all rights of the Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreement,

          (b) all rights of the Grantor to receive proceeds of any insurance, indemnity, warranty, guaranty or collateral security with respect to the Assigned Agreement,

          (c) all claims of the Grantor for damages arising out of or for breach of or default under the Assigned Agreement,

          (d) the right of the Grantor to terminate the Assigned Agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, and

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          (e)   to the extent not included in the foregoing, all proceeds of any and all of the foregoing collateral.

     SECTION 2.2. Security for Obligations. This Assignment Agreement secures the payment of all obligations of the Grantor now or hereafter existing under the Credit Agreement, the Notes and each other Loan Document to which the Grantor is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise, and all obligations of the Grantor now or hereafter existing under this Assignment Agreement and each other Loan Document to which it is or may become a party (all such obligations of the Grantor being the "Secured Obligations").

     SECTION 2.3. Continuing Assignment and Security Interest; Transfer of Notes. This Assignment Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until payment in full of all Secured Obligations and the termination of all Commitments,

          (b) be binding upon the Grantor, its successors, transferees and assigns, and

          (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and each other Lender Party.

Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Assignment Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.11 of the Credit Agreement. Upon the payment in full of all Secured Obligations and the termination of all Commitments, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Agent will, at the Grantor's sole expense, execute and deliver to the Grantor such documentation as the Grantor shall reasonably request to evidence such termination.

     SECTION 2.4. Grantor Remains Liable. Anything herein to the contrary notwithstanding

          (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Assignment Agreement had not been executed,

          (b) the exercise by the Agent of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and

          (c) neither the Agent nor any other Lender Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of

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     this Assignment Agreement or by the exercise by any Lender Party of its rights hereunder or under any other Loan Document, nor shall the Agent or any other Lender Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. Representations and Warranties. The Grantor represents and warrants unto each Lender Party as set forth in this Article.

     SECTION 3.1.1. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Grantor of this Assignment Agreement, is within the Grantor's powers, has been duly authorized by all necessary corporate action, and does not

          (a)   contravene the Grantor's Organic Documents;

          (b) contravene any contractual restriction (including, without limitation, the Assigned Agreement), law or governmental regulation or court decree or order binding on or affecting the Grantor; or

          (c) except for the Lien created hereunder, result in, or require the creation or imposition of, any Lien on any of the Grantor's properties.

     SECTION 3.1.2. Validity of Assigned Agreement. The Assigned Agreement, a true and complete copy of which has been furnished to the Agent, has been duly authorized, executed and delivered by the parties thereto, has not been amended or otherwise modified and is in full force and effect and is binding upon and enforceable against the parties thereto in accordance with its terms. The Grantor has fully performed all of its obligations under the Assigned Agreement and, to the best of the Grantor's knowledge, Calpine Gilroy has no defense, setoff or counterclaim arising under the Assigned Agreement. There exists no default under the Assigned Agreement by the Grantor and, to the best of the Grantor's knowledge, by Calpine Gilroy.

     SECTION 3.1.3. Location of Collateral, etc. The place of business and chief executive office of the Grantor and the office where the Grantor keeps its records concerning the Collateral is the address specified for the Grantor on the signature page hereto. The Grantor has no trade name. The Grantor has not been known by any legal name difference from the one set forth on the signature page hereto, nor has the Grantor been the subject of any merger or other corporate reorganization. None of the Collateral is evidenced by a promissory note or other instrument.

     SECTION 3.1.4. Ownership, No Liens, etc. The Grantor owns the Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Assignment Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Agent relating to this Assignment Agreement.

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     SECTION 3.1.5. Validity, etc. This Assignment Agreement creates a valid and, upon filing of a proper financing statement with the Delaware Secretary of State, first priority security interest in the Collateral, securing the payment of the Secured Obligations, and, upon the filing of such financing statement, all filings and other actions necessary or desirable to perfect and protect such security interest will have been duly taken.

     SECTION 3.1.6. Authorization, Approval, etc. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

          (a) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery and performance of this Assignment Agreement by the Grantor, or

          (b) for the perfection of or the exercise by the Agent of its rights and remedies hereunder.

     SECTION 3.1.7. Compliance with Laws. The Grantor is in compliance with the requirements of all applicable laws, rules, regulations and orders of every governmental authority, the non-compliance with which might materially adversely affect the business, properties, assets, operations, condition (financial or otherwise) or prospects of the Grantor or the value of the Collateral or the worth of the Collateral as collateral security.

                                   ARTICLE IV

                                   COVENANTS

     SECTION 4.1. Certain Covenants. The Grantor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid or any Lender shall have any outstanding Commitment, the Grantor will, unless the Required Lenders shall otherwise consent in writing, perform the obligations set forth in this Section.

     SECTION 4.1.1. As to Assigned Agreement. The Grantor, at its expense, shall or shall cause Calpine Gilroy, as applicable, to:

          (a) perform and observe all the terms and provisions of the Assigned Agreement to be performed or observed by Grantor or Calpine Gilroy, maintain the Assigned Agreement in full force and effect, enforce the Assigned Agreement in accordance with its terms, and take all such action to such end as may be from time to time requested by the Agent; and

          (b) furnish to the Agent promptly upon receipt thereof copies of all material notices, requests and other documents received by the Grantor or Calpine Gilroy under or pursuant to the Assigned Agreement, and from time to time (i) furnish to the Agent such information and reports regarding the Collateral as the Agent may reasonably request and (ii) upon request of the Agent make to Calpine Gilroy such demands and requests for information and reports or for action as the Grantor is entitled to make under the Assigned Agreement.

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     SECTION 4.1.2.Transfers and Other Liens. The Grantor shall not and shall cause Calpine Gilroy not to:

          (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, or create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the assignment and security interest created by this Assignment Agreement;

          (b) cancel or terminate the Assigned Agreement or consent to or accept any cancellation or termination thereof;

          (c) amend or otherwise modify the Assigned Agreement or give any consent, waiver or approval thereunder without the consent of the Required Lenders, such consent by the Required Lenders not to be unreasonably withheld;

          (d)   waive any default under or breach of the Assigned
     Agreement without the consent of the Required Lenders, such consent by the Required Lenders not to be unreasonably withheld; or

          (e) take any other action in connection with the Assigned Agreement which would impair the value of the interest or rights of the Grantor thereunder or which would impair the interest or rights of the Agent.

     SECTION 4.1.3. Further Assurances, etc. The Grantor agrees that, from time to time, at the expense of the Grantor, the Grantor will and will cause Calpine Gilroy to promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will and will cause Calpine Gilroy to

          (a) if any Collateral shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Agent hereunder such promissory note or instrument, negotiable document or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Agent; and

          (b) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may reasonably request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Agent hereby.

With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Assignment Agreement

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or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     SECTION 4.1.4. Maintain its Existence. The Grantor shall keep its state of incorporation in the state of Delaware.

                                   ARTICLE V

                                   THE AGENT

     SECTION 5.1. Agent Appointed Attorney-in-Fact. Grantor hereby irrevocably appoints the Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Agent's discretion, but only after the occurrence and during the continuance of an Event of Default, to take any action (including any action under the Assigned Agreement that the Grantor is entitled to take) and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Assignment Agreement, including, without limitation:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

          (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection thereof or to enforce compliance with the terms and conditions of the Assigned Agreement; and

          (d) to perform the affirmative obligations of the Grantor hereunder (including all obligations of the Grantor pursuant to Section 4.1.1 and Section 4.1.3).

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2. Agent May Perform. If the Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Grantor pursuant to Section 6.2.

     SECTION 5.3. Agent Has No Duty. In addition to, and not in limitation of,
Section 2.4, the powers conferred on the Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

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     SECTION 5.4. Reasonable Care. The Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

     SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may exercise any and all rights and remedies of the Grantor under or in connection with the Assigned Agreement or otherwise in respect of the Collateral, including, without limitation, any and all rights of the Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreement;

          (b) all payments received by the Grantor under or in connection with the Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement); and

          (c) all payments made under or in connection with the Assigned Agreement or otherwise in respect of the Collateral and received by the Agent may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 6.2) in whole or in part by the Agent for the ratable benefit of the Lender Parties against, all or any part of the Secured Obligations in such order as the Agent shall elect. Any surplus of such payments held by the Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 6.2. Indemnity and Expenses.

          (a) The Grantor agrees to indemnify the Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Assignment Agreement (including, without limitation, enforcement of this Assignment Agreement), except claims, losses or liabilities resulting from the Agent's or any Lender Party's gross negligence or wilful misconduct.

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          (b)   The Grantor will upon demand pay to the Agent the amount of any and all reasonable fees and expenses of its counsel and of any experts and agents, which the Agent may incur in connection with (i) the administration of this Assignment Agreement, (ii) the custody or preservation of, or the collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent or the Lender Parties hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     SECTION 7.1. Loan Document. This Assignment Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     SECTION 7.2. Amendments; etc. No amendment to or waiver of any provision of this Assignment Agreement nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 7.3. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telefacsimile) and, if to the Grantor, mailed or telecopied or delivered to it, addressed to it at the address set forth below its signature hereto, if to the Agent, mailed or delivered to it, addressed to it at the address of the Agent, telecopied specified in the Credit Agreement, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telecopied, respectively, be effective when deposited in the mails or telecopied, respectively, addressed as aforesaid.

     SECTION 7.4. Section Captions. Section captions used in this Assignment Agreement are for convenience of reference only, and shall not affect the construction of this Assignment Agreement.

     SECTION 7.5. Severability. Wherever possible each provision of this Assignment Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Assignment Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Assignment Agreement.

     SECTION 7.6. Governing Law, Entire Agreement, etc. THIS ASSIGNMENT AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL

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LAWS OF THE STATE OF NEW YORK. This Assignment Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

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     IN WITNESS WHEREOF, the Grantor has caused this Assignment Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                  CALPINE CORPORATION,
                                  a Delaware corporation

                                  By:__________________________________________
                                  Title:

                                  Address:

                                  Attention:

                                  Telecopier:

                                  THE BANK OF NOVA SCOTIA

                                  By:__________________________________________
                                  Title:

                                  Address:       580 California Street
                                                 San Francisco, CA  94111

                                  Attention: Jon Burckin

                                  Telecopier: 415-397-0791

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